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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 19, 1997
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                       (Date of earliest event reported)

                                CMI Corporation
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             (Exact name of registrant as specified in its charter)

      Oklahoma                        1-5951                    73-0519810
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

I-40 and Morgan Road, P. O. Box 1985, Oklahoma City, Oklahoma          73101
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(Address of principal executive offices)                              (Zip Code)

                                 (405) 787-6020
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               Registrant's telephone number, including area code

Item 1.  Changes in Control of Registrant.

     None.

Item 2.  Acquisition or Disposition of Assets.

     None.

Item 3.  Bankruptcy or Receivership.

     None.

Item 4.  Changes in Registrant's Certifying Accountant.

     None.
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Item 5.  Other Events.

     On November 19, 1997, the Registrant distributed the press release appended to this Form 8-K as Exhibit 20.1.

Item 6.  Resignations of Registrant's Directors.

     None.

Item 7.  Exhibits.

     20.1 Press release dated November 19, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CMI CORPORATION



Date: November 19, 1997             By: /s/ Jim D. Holland
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                                        Jim D. Holland, Chief Financial Officer
                                         and Senior Vice President